                                                                EXHIBIT 17(b)




                                  OFFICERS

               VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.

NAME                       OFFICE                                        LOCATION
----                       ------                                        --------
Don  G. Powell             Chairman & Chief Executive Officer            Houston, TX

William R. Molinari        President & Chief Operating                   Oakbrook Terrace, IL
                           Officer

Ronald A. Nyberg           Executive Vice President & General            Oakbrook Terrace, IL
                           Counsel
William R. Rybak           Executive Vice President & Chief              Oakbrook Terrace, IL
                           Financial Officer
Paul R. Wolkenberg         Executive Vice PresidentHouston, TX

Robert A. Broman           Sr. Vice PresidentOakbrook Terrace, IL
Gary R. DeMoss             Sr. Vice President                            Oakbrook Terrace, IL
Keith K. Furlong           Sr. Vice PresidentOakbrook Terrace, IL
Douglas B. Gehrman         Sr. Vice President                            Houston, TX
Richard D. Humphrey        Sr. Vice President                            Houston, TX
Scott E. Martin            Sr.  Vice President, Deputy General           Oakbrook Terrace, IL
                           Counsel & Secretary
Debra A. Nichols           Sr. Vice President                            Houston, TX
Charles G. Millington      Sr. Vice President & Treasurer                Oakbrook Terrace, IL
Robert S. West             Sr. Vice President                            Oakbrook Terrace, IL
John H. Zimmermann, III    Sr. Vice President                            Oakbrook Terrace, IL

Timothy K. Brown           1st Vice President                            Laguna Niguel, CA
James S. Fosdick           1st Vice President                            Oakbrook Terrace, IL
Dominic C. Martellaro      1st Vice President                            San Francisco, CA
Mark R. McClure            1st Vice President                            Oakbrook Terrace, IL
Mark T. McGannon           1st Vice President                            Oakbrook Terrace, IL
James J. Ryan              1st Vice President                            Oakbrook Terrace, IL
Michael L. Stallard        1st Vice President                            Oakbrook Terrace, IL
Patrick J. Woelfel         1st Vice President                            Oakbrook Terrace, IL

Laurence J. Althoff        Vice President & Controller                   Oakbrook Terrace, IL
James K. Ambrosio          Vice President                                Massapequa, NY
Patricia A. Bettlach       Vice PresidentSt.                             Louis, MO
Carol S. Biegel            Vice President                                Oakbrook Terrace, IL
James J. Boyne             Vice President, Associate General             Oakbrook Terrace, IL
                           Counsel & Assistant Secretary
William F. Burke, Jr.      Vice President                                Mendham, NJ
Loren Burket               Vice President                                Plymouth, MN
Thomas M. Byron            Vice President                                Oakbrook Terrace, IL
Glenn M. Cackovic          Vice President                                Laguna Niguel, CA
Joseph N. Caggiano         Vice President                                New York, NY
Richard J. Charlino        Vice President                                Houston, TX
Eleanor M. Cloud           Vice President                                Oakbrook Terrace, IL
Dominick Cogliandro        Vice President & Asst. Treasurer              New York, NY
Michael Colston            Vice President                                Louisville, KY
Suzanne Cummings           Vice President                                Houston, TX
Tracey M. DeLusant         Vice President                                Lynbrook, NY

David B. Dibo              Vice President                              Oakbrook Terrace, IL
Howard A. Doss             Vice President                              Tampa, FL
Charles Edward Fisher      Vice President                              Oakbrook Terrace, IL
William J. Fow             Vice President                              Redding, CT
Nicholas J. Foxhaven       Vice President                              Denver, CO
Charles Friday             Vice President                              Gibsonia, PA
Nori L. Gabert             Vice President, Assoc. General              Houston, TX
                           Counsel & Asst. Secretary
Erich P. Gerth             Vice President                              Dallas, TX
Daniel Hamilton            Vice President                              Houston, TX
John A. Hanhauser          Vice President                              Philadelphia, PA
Eric J. Hargens            Vice President                              Orlando, FL
Gregory Heffington         Vice President                              Oakbrook Terrace, IL
Susan J. Hill              Vice President                              Oakbrook Terrace, IL
Robert S. Hunt             Vice President                              Baltimore, MD
Lowell Jackson             Vice President                              Norcross, GA
Dana R. Klein              Vice President                              Oakbrook Terrace, IL
Ann Marie Klingenhagen     Vice President                              Oakbrook Terrace, IL
Frederick Kohly            Vice President                              Miami, FL
David R. Kowalski          Vice President & Director                   Oakbrook Terrace, IL
                           of Compliance
S. William Lehew III       Vice President                              Charlotte, NC
Robert C. Lodge            Vice President                              Philadelphia, PA
Walter Lynn                Vice President                              Flower Mound, TX
Richard M. Lundgren        Vice President                              Oakbrook Terrace, IL
Kevin S. Marsh             Vice President                              Bellevue, WA
Carl Mayfield              Vice President                              Lakewood, CO
Ruth L. McKeel             Vice President                              Oakbrook Terrace, IL
John Mills                 Vice President                              Kenner, LA
Robert Muller, Jr.         Vice President                              Houston, TX
Ronald E. Pratt            Vice President                              Marietta, GA
Craig S. Prichard          Vice President                              Oakbrook Terrace, IL
Walter E. Rein             Vice President                              Oakbrook Terrace, IL
Michael W. Rohr            Vice President                              Oakbrook Terrace, IL
James B. Ross              Vice President                              Oakbrook Terrace, IL
Heather R. Sabo            Vice President                              Richmond, VA
Stephanie Scarlata         Vice President                              Lynbrook, NY
Lisa A. Schomer            Vice President                              Oakbrook Terrace, IL
Ronald J. Schuster         Vice President                              Tampa, FL
Jeffrey C. Shirk           Vice President                              Boston, MA
Kimberly M. Spangler       Vice President                              Atlanta, GA
Darren D. Stabler          Vice President                              Phoenix, AZ
Christopher J. Staniforth  Vice President                              Leawood, KS
James D. Stevens           Vice President                              Boston, MA
William C. Strafford       Vice President                              Granger, IN
David A. Tabone            Vice President                              Phoenix, AZ
James C. Taylor            Vice President                              Oakbrook Terrace, IL
John F. Tierney            Vice President                              Oakbrook Terrace, IL
Curtis L. Ulvestad         Vice President                              Red Wing, MN
Jeff Warland               Vice President                              Oakbrook Terrace, IL
Sandra A. Waterworth       Vice President and Assistant                Oakbrook Terrace, IL
                           Secretary
Weston B. Wetherell        Vice President, Assoc. General              Oakbrook Terrace, IL
                           Counsel & Asst. Secretary
James R. Yount             Vice President                              Seattle, WA
Patrick M. Zacchea         Vice President                              New York, NY

Brian P. Arcara            Asst. Vice President                        Philadelphia, PA
Christopher M. Bisaillon   Asst. Vice President                        Oakbrook Terrace, IL
Eric J. Bridges            Asst. Vice President                        Oakbrook Terrace, IL
Billie J. Bronaugh         Asst. Vice President                        Houston, TX
Robert C. Brooks           Asst. Vice President                        Manchester, MA
Richard B. Callaghan       Asst. Vice President                        Oakbrook Terrace, IL
Deanna Margaret Chiaro     Asst. Vice President                        San Jose, CA
Stephen M. Cutka           Asst. Vice President                        Oakbrook Terrace, IL
Nicholas Dalmaso           Asst. Vice President & Asst.                Oakbrook Terrace, IL
                           Secretary
Daniel R. DeJong           Asst. Vice President                        Oakbrook Terrace, IL
Melissa B. Epstein         Asst. Vice President                        Houston, TX
Huey P. Falgout, Jr.       Asst. Vice President & Asst. Secretary      Houston, TX
Walter C. Gray             Asst. Vice President                        Oakbrook Terrace, IL
Joseph Hays                Asst. Vice President                        Philadelphia, PA
Scott F. Heyer             Asst. Vice President                        Tampa, FL
Jeffrey S. Kinney          Asst. Vice President                        Oakbrook Terrace, IL
Michael B. Kollins         Asst. Vice President                        Oakbrook Terrace, IL
Natalie N. Hurdle          Asst. Vice President                        New York, NY
Laurie L. Jones            Asst. Vice President                        Houston, TX
Patricia D. Lathrop        Asst. Vice President                        Tampa, FL
Tony E. Leal               Asst. Vice President                        Houston, TX
Ivan R. Lowe               Asst. Vice President                        Houston, TX
Linda S. MacAyeal          Asst. Vice President                        Oakbrook Terrace, IL
Ann Therese McGrath        Asst. Vice President                        Laguna, CA
Stuart R. Moehlman         Asst. Vice President                        Houston, TX
Peggy E. Moro              Asst. Vice President                        Oakbrook Terrace, IL
Gregory S. Parker          Asst. Vice President                        Houston, TX
David B. Partain           Asst. Vice President                        Oakbrook Terrace, IL
Christine K. Putong        Asst. Vice President & Asst. Secretary      Oakbrook Terrace, IL
Michael Quinn              Asst. Vice President                        Oakbrook Terrace, IL
David P. Robbins           Asst. Vice President                        Oakbrook Terrace, IL
Jeffrey S. Rourke          Asst. Vice President                        Oakbrook Terrace, IL
Thomas J. Sauerborn        Asst. Vice President                        New York, NY
Bruce Saxon                Asst. Vice President                        Oakbrook Terrace, IL
Andrew J. Scherer          Asst. Vice President                        Oakbrook Terrace, IL
Traci T. Sorensen          Asst. Vice President                        Oakbrook Terrace, IL
Gary Steele                Asst. Vice President                        Philadelphia, PA
David H. Villarreal        Asst. Vice President                        Oakbrook Terrace, IL
Robert A. Watson           Asst. Vice President                        Oakbrook Terrace, IL
Barbara A. Withers         Asst. Vice President                        Oakbrook Terrace, IL

David C. Goodwin           Asst. Secretary                             Oakbrook Terrace, IL
Gina M. Scumaci            Asst. Secretary                             Oakbrook Terrace, IL

Elizabeth M. Brown         Officer                                     Houston, TX
John Browning              Officer                                     Oakbrook Terrace, IL
Leticia George             Officer                                     Houston, TX
Gina Grippo                Officer                                     Houston, TX
Sarah Kessler              Officer                                     Oakbrook Terrace, IL
Francis McGarvey           Officer                                     Houston, TX
William D. McLaughlin      Officer                                     Houston, TX
Becky Newman               Officer                                     Houston, TX
Rosemary Pretty            Officer                                     Houston, TX
Colette Saucedo            Officer                                     Houston, TX

Frederick Shepherd         Officer                                     Houston, TX
Larry Vickrey              Officer                                     Houston, TX
John Yovanovic             Officer                                     Houston, TX

                                  DIRECTORS

                VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.



NAME                       OFFICE                              LOCATION
----                       ------                              --------
Don G. Powell              Chairman & CEO                      2800 Post Oak Blvd.
                                                               Houston, TX 77056

William R. Molinari        President & COO                     One Parkview Plaza
                                                               Oakbrook Terrace, IL 60181

Ronald A. Nyberg           Executive Vice President            One Parkview Plaza
                           & General Counsel                   Oakbrook Terrace, IL 60181

William R. Rybak           Executive Vice President            One Parkview Plaza
                           & CFO                               Oakbrook Terrace, IL 60181